BADGLEY FUNDS, INC.
                               Badgley Growth Fund
                              Badgley Balanced Fund

                 STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

     The following information supplements the information contained under the heading Pricing of Shares on page 32 of the Statement of Additional Information dated September 27, 2002.

     Effective April 14, 2003, the Funds will value securities traded on The Nasdaq Stock Market, Inc. ("Nasdaq") at the new Nasdaq Official Closing Price.

     The date of this Statement of Additional Information Supplement is May 6, 2003.